UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

STEC, INC.

(Exact name of registrant as specified in its charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

3001 Daimler Street, Santa Ana, California 92705-5812

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 476-1180

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 16, 2009, STEC, Inc. (the “Registrant”) issued a press release updating its earnings per share and revenue guidance for the second quarter ending June 30, 2009. A copy of the press release issued by the Registrant is attached hereto as Exhibit 99.1.

The information furnished under Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless Registrant specifically incorporates the foregoing information into those documents by reference.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description of Exhibit

99.1	Press release of STEC, Inc., dated June 16, 2009, updating earnings and revenue guidance for the second quarter of 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 16, 2009	STEC, INC.

		By:	/s/ Raymond Cook
Raymond Cook
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release of STEC, Inc., dated June 16, 2009, updating earnings and revenue guidance for the second quarter of 2009.